UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT December 15, 2017
 (DATE OF EARLIEST EVENT REPORTED)  December 15, 2017
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CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	000-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd., Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company. [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2017, and pursuant to a written consent solicitation to less than 10 holders of record of Common Stock, $0.0001, ("Common Stock") of Capstone Companies, Inc., a Florida corporation, ("Company"), the Company received sufficient written consents from holders of the Common Stock to elect to office the director nominees listed in Item 5.07 below.

All of the above nominees are incumbent directors of the Company.  They were elected to a term of one year commencing when they assume office and ending in 2018 when their successors are elected and assume office.

The Company will be filing an Information Statement with the Commission to disclose information required under Regulation 14A of the Securities Exchange Act of 1934, as amended, and Schedule 14C thereunder.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

As disclosed in Item 5.02 above, the following nominees for election to the Company's Board of Directors were elected by written consents from fewer than 10 holders of shares of the Common Stock with sufficient voting power to elect directors.

Name of Director Nominee	Votes FOR	Votes AGAINST	Votes ABSTAIN
Stewart Wallach	X
James McClinton	X
Jeffrey Postal	X
Jeffrey Guzy	X
Larry Sloven	X
TOTAL	10

Pursuant to the same written consent solicitation described in Item 5.02 above, the holders of Common Stock with sufficient voting power approved by written consent the ratification of Mayer Hoffman & McCann, PC as the auditors of the Company for fiscal year 2017.  The written consent vote, as of December 14, 2017, was:

Written Consent Vote	Votes FOR	Votes AGAINST	Votes ABSTAIN
Totals: 10	X

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Description

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 By: ___/s/ James McClinton________________
James McClinton, Chief Financial Officer

Dated: December 15, 2017